Statement of Additional Information Supplement	April 28, 2023

Putnam Short Duration Bond Fund Statement of Additional Information dated February 28, 2023

Effective immediately, the paragraph titled Securities Purchased at a Premium in the section TAXES is deleted in its entirety and replaced with the following:

Securities purchased at a premium. Very generally, where the fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the fund is permitted to deduct any remaining premium allocable to a prior period. Beginning with its taxable year ending October 31, 2023, Putnam Short Duration Bond Fund intends to revoke its election with respect to the amortization of premium in respect of taxable bonds. In the case of a tax-exempt bond, tax rules require the fund to reduce its tax basis by the amount of amortized premium.

Shareholders should retain this Supplement for future reference.

SAI Supplement - 4/23